Exhibit 10.4

DATED10 December 2018

PRESBIA USA, INC.

(as Chargor)

and

RICHARD RESSLER

(as Lender)

CHARGE OF SHARES

in respect of

PRESBIA IRELAND, LIMITED

McCann FitzGerald

Riverside One

Sir John Rogerson’s Quay

Dublin 2

AMV\31081036.4

CONTENTS

CLAUSEPAGE

1.Interpretation1

2.Covenant to Pay4

3.Security Over Investments4

4.Negative pledge5

5.Perfection of Security and Further Assurance5

6.Exercise of Rights in Respect of Shares6

7.Representations8

8.Covenants10

9.When Security Becomes Enforceable11

10.Power of Sale11

11.Appointment of Receiver12

12.Powers of Receiver12

13.Delegation of Powers of the Lender14

14.Liability of the Lender in Possession14

15.Application of Monies15

16.Protection of Buyers15

17.Power of Attorney16

18.Continuing Security16

19.Avoidance of Payments18

20.Proviso for Redemption18

21.Set-Off18

22.Subsequent Charges and New Accounts19

23.Suspense Account19

24.Currency Indemnity19

25.Certificate of the Lender Conclusive20

26.Costs And Expenses20

27.Payments Free Of Deduction21

28.Financial Collateral21

29.Severability21

30.Assignment21

31.Variations, Waivers and Remedies22

32.The Lender’s Discretion22

33.Safe Custody of Documents22

34.Limitations23

35.No Partnership23

36.Entire Agreement23

37.Notices23

38.Counterparts24

39.Governing Law and Jurisdiction24

SCHEDULE 1 (Shares)25

SCHEDULE 2 Form of Transfer Instrument26

SCHEDULE 3 Form of Shareholder’s Letter of Authority28

SCHEDULE 4 Form of Irrevocable Proxy29

SCHEDULE 5 Form of Irrevocable Appointment30

SCHEDULE 6 Form of Dividend Mandate31

SCHEDULE 7 Form of Director/Secretary Resignation Letter32

THIS CHARGE is made on 10 December 2018

BETWEEN:

(1)	PRESBIA USA, INC., a corporation incorporated in Delaware (file no. 5393054), whose registered agent is at 251 Little Falls Drive, Wilmington, New Castle, DE 19808 (the “Chargor”); and
(2)	RICHARD RESSLER of 4700 Wilshire Blvd, Los Angeles, CA 90010, United States of America (the “Lender”).

RECITALS

(A)

Pursuant to a loan agreement dated 10 December, 2018 (the “Facility Agreement”) between the Chargor and the Lender, the Lender agreed to make available to the Borrower a loan facility on the terms and subject to the conditions of the Facility Agreement.

(B)

The Lender requires the Security as collateral for the Lender making or continuing to make the loan facility available to the Chargor and to secure the Chargor’s obligations and the Lender reserves the right to call upon the Security held and to apply the proceeds of the Security in order to fulfil the Chargor’s obligations to the Lender.

(C)	The Board of Directors of the Chargor is satisfied that it is in the best interests and for the benefit of the Chargor to enter into this Charge.
(D)

The Lender confirms that he is fully aware of the nature of this Charge, the effect of which has been explained to, and understood by him, that he has been advised to take and has been given due opportunity to take separate independent legal advice on the effect of this Charge and that he is now willing to be legally bound by the terms of this Charge.

NOW IT IS AGREED as follows:

1.	Interpretation
1.1	In this Charge (including the Recitals), the following terms and expressions shall, unless the context otherwise requires, have the following meanings:

“Act” means the Land and Conveyancing Law Reform Act 2009;

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration;

“Companies Act” means the Companies Act 2014;

“Delegate” means any delegate, agent, manager, attorney or co-trustee appointed by the Lender or any Receiver;

“Event of Default” has the meaning given to it in the Facility Agreement;

“Examiner” means an examiner appointed under section 509 of the Companies Act;

“Excluded Property” means, in relation to any person, the equity interests of controlled foreign corporations (as defined in the US Internal Revenue Code) of such person (held directly or indirectly through an entity that is disregarded for federal income tax purposes) in excess of 65% of the equity interests of such corporations;

“Investments” means the Shares and all present and future Related Rights accruing to all or any of the Shares;

“Irish Company” means Presbia Ireland, Limited, a company incorporated in Ireland (company No 532722);

“Receiver” means any one or more receivers and/or managers appointed by the Lender in respect of the Chargor or over all or any part of the Secured Assets;

“Related Company” means a company which is related within the meaning of section 2(10) of the Companies Act;

“Related Rights” means, in relation to any Shares:

(a)	all dividends, distributions and other income paid or payable on the relevant Shares or any asset referred to in paragraph (b) below;
(b)	all rights, monies or other claims accruing or offered at any time in respect of the Shares whether by way of redemption, substitution, exchange, bonus or preference, under option rights or otherwise;
(c)

all rights and claims in respect of any Shares which are deposited with, or registered in the name of, any depositary, custodian, nominee, clearing house or system, investment manager, chargee or other similar person or their nominee, in each case whether or not on a fungible basis (including rights against any such person); and

(d)	all other rights and claims in respect of any Shares and any cash or other securities or investments in the future deriving from the Shares or such rights;

“Secured Assets” means the assets of the Chargor both present and future mortgaged and charged to the Lender by or pursuant to this Charge and any reference to the “Secured Assets” shall include a reference to any part of them;

“Secured Obligations” means all monies, obligations and liabilities (including in respect of principal, interest, commission, discounts, fees, costs and expenses) which now are or hereafter may be or become due, owing or incurred by the Chargor to the Lender in any manner whatever under the Finance Documents (whether actual or contingent, whether solely or jointly or jointly and severally with one or more persons, in what ever style or name and whether as principal or as surety or in some other capacity, whether originally incurred by it or by some other person and whether originally due, owing or incurred by the Chargor to the Lender or some other person) including all monies, obligations and liabilities covenanted or guaranteed to be paid or discharged by the Chargor under or in connection with this Charge and any reference to “Secured Obligations” shall include a reference to any part of them;

“Security” means the security from time to time constituted by or pursuant to (or intended to be constituted by or pursuant to) this Charge and each and every part thereof;

“Security Period” means the period from the date hereof until the date upon which all of the Secured Obligations have been unconditionally and irrevocably paid and discharged in full and the Lender shall have ceased to be under any commitment to advance any amounts to the Chargor or the date upon which all of the Security shall have been unconditionally and irrevocably released and discharged; and

“Shares” means:

(a)	each of the shares and other securities specified in Schedule 1 (Shares); and
(b)

all other stocks, shares, debentures, bonds, securities and investments of any kind whatsoever (whether marketable or otherwise and whether in certificated, de-materialised or uncertificated form) owned by the Chargor or on its behalf and all other interests (including loan capital) of the Chargor both present and future in the Irish Company, but excluding the Excluded Property.

1.2	Any reference in this Charge to:
(a)	the “Lender”, the “Irish Company”, the “Chargor” or any other person shall be construed as a reference to their respective (and any subsequent) successors, permitted assigns and permitted transferees;
(b)	“assets” shall be construed so as to include present and future assets, properties, revenues and rights of every description;
(c)	“business day” shall be construed as a reference to a day (other than a Saturday or a Sunday) on which banks are generally open for business in Dublin;
(d)	a “clause” or “Schedule” shall, unless otherwise stated, be construed as a reference to a clause or schedule hereof;
(e)

“encumbrance” shall be construed as reference to a mortgage, charge, pledge, lien, hypothecation, assignment or deposit by way of security or any other encumbrance or security interest of any kind (other than a lien arising in the ordinary course of business by operation of law) or any other type of preferential arrangement (including title transfer, defeasance and retention arrangements) having a similar effect;

(f)	“including” shall be construed as meaning including without limitation and “include” and “includes” shall be construed accordingly;
(g)	a “person” or “persons” include individuals, firms, corporations, government agencies, authorities and other bodies, incorporated or unincorporated and whether having direct legal personality or not;
(h)

“tax” shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including any penalty or interest payable in connection with any failure to pay or delay in paying any of the same);

(i)

“value added tax” shall have the meaning given in the Value-Added Tax Consolidation Act 2010 (and any subsequent re-enactment, modification or amendment thereof) and shall be construed so as to include any similar tax which may be imposed from time to time; and

(j)

the “winding-up”, “dissolution” or “examinership” of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which a company or corporation is incorporated or any jurisdiction in which a company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, examinership, administration, arrangements, adjustment, protection or relief of debtors.

1.3	Save where the contrary is indicated, any reference in this Charge to:
(a)

any statute or provision of any statute shall be deemed also to refer to any statutory modification, substitution or re-enactment thereof or any statutory instrument, order, regulation, bye-law, permission or direction made thereunder or under such modification, substitution or re-enactment; and

(b)

this Charge or to any other agreement  or document shall be construed as a reference to this Charge or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, restated, varied, novated, assigned, substituted, supplemented or otherwise modified from time to time (and so that any reference to this Charge shall include, unless the context otherwise requires, any agreement or document expressed to be supplemental hereto or expressed to be collateral herewith or which is otherwise entered into pursuant to or in accordance with the provisions hereof).

1.4	Clause and schedule headings are for ease of reference only.
1.5	Words denoting the singular number shall include the plural number also and vice versa.
2.	Covenant to Pay
2.1

The Chargor hereby covenants that it shall, on demand by the Lender, discharge the Secured Obligations when due and undertakes to pay to the Lender when due every sum (of principal, interest or otherwise) now or hereafter owing, due or incurred by the Chargor in respect of the Secured Obligations.

3.	Security Over Investments

The Chargor, as beneficial owner, as continuing security for the payment, performance and discharge of the Secured Obligations, hereby:

(a)

mortgages and charges and agrees to mortgage and charge in favour of the Lender, by way of first fixed charge, all of its respective rights, title, benefit and interest whatsoever, present and future, to or in or in respect of the Investments, but so that the Lender shall not in any circumstances incur any liability whatsoever in respect of any calls, instalments or otherwise in connection with the Investments; and

(b)

grants a lien to the Lender on the certificates and other documents of title relating to the Investments together with such further certificates which may from time to time be issued to the Chargor in respect of any conversion, bonus, redemption, option or otherwise relating to the Investments.

4.	Negative pledge
4.1	The Chargor undertakes that at no time during the Security Period shall it, other than:
(a)	by means of the Security;
(b)	in the Lender’s favour; or
(c)	with the Lender’s prior written consent,

create, purport to create, grant, extend or permit to subsist or arise any encumbrance on or over all or any part of the Secured Assets or any interest therein.

4.2

The Chargor undertakes that at no time during the Security Period shall it, except with the prior written consent of the Lender, sell, transfer, assign or otherwise dispose of all or any part of the Secured Assets or agree to do any of the foregoing.

4.3

The Chargor undertakes that at no time during the Security Period shall it do, or permit to be done, any act or thing that would or might depreciate, jeopardise or otherwise prejudice the security held by the Lender, or diminish, to an extent which in the opinion of the Lender is material, the value of any of the Secured Assets or the effectiveness of the Security.

4.4	The foregoing provisions of this clause 4 (Negative Pledge) shall not be construed as limiting any powers exercisable by any Receiver appointed by the Lender under or pursuant to this Charge.
5.	Perfection of Security and Further Assurance

The Chargor shall from time to time, at the request of the Lender but at the cost of the Chargor, take whatever action the Lender or a Receiver may reasonably require for:

(a)	creating, perfecting, improving, maintaining or protecting security intended to be created by or pursuant to this Charge;
(b)	after the Security has become enforceable, facilitating the realisation of any Secured Asset;
(c)	facilitating the exercise of any right, power or discretion exercisable by the Lender or a Receiver in respect of any Secured Asset; or
(d)	vesting or enabling to vest title to any Secured Asset in the Lender or its nominee(s),

including:

(i)	the re-execution of this Charge;
(ii)	the execution of any legal or other assignment, transfer, mortgage, charge or encumbrance or other document in such form as the Lender may reasonably require;
(iii)	the giving of any notice, order or direction; and
(iv)	the making of any filing or registration.
5.2

The Chargor shall immediately upon the execution of this Charge (or becoming possessed thereof at any time hereafter) if required by the Lender deposit with the Lender and permit the Lender during the continuance of the Security hereby created to hold and retain:

(a)	all deeds, bearer instruments, certificates, declarations of trust or other documents representing or evidencing ownership of the Investments or any part thereof;
(b)

an instrument of transfer in the form set out in Schedule 2 (Form of Transfer Instrument) in respect of the Shares duly executed by or on behalf of the Chargor but omitting the name of the transferee and the date together with a letter of authority from the Chargor in respect of, inter alia, such instruments of transfer in the form set out in Schedule 3 (Form of Shareholder’s Letter of Authority);

(c)	a certified copy of the share register of the Irish Company;

(d)

an undated irrevocable proxy in respect of the Shares executed by the Chargor in favour of the Lender in the form set out in Schedule 4 (Form of Irrevocable Proxy) and an undated irrevocable appointment in the form set out in Schedule 5 (Form of Irrevocable Appointment);

(e)	an executed but undated dividend mandate in the form set out in Schedule 6 (Form of Dividend Mandate); and
(f)

an undated irrevocable letter of resignation from each director and the Secretary of the Irish Company executed by the relevant director/Secretary in the form set out in Part I of Schedule 7 (Form of Director/Secretary Resignation Letter) together with a letter of authorisation from such director/Secretary in the form set out in Part II of Schedule 7 (Form of Director/Secretary Resignation Letter).

5.3

The Lender may at any time when the Security becomes enforceable, without notice to the Chargor, have all or any of the Shares registered in its name or in the name of, or otherwise have the same held by, one or more nominees on its behalf and the Chargor shall, if so requested by the Lender when the Security becomes enforceable, take all such action as is available to it to procure that the Lender or, as the case may be, its nominee(s) shall be registered as the owner thereof or shall otherwise acquire legal title thereto.

6.	Exercise of Rights in Respect of Shares
6.1	Before the Security has become enforceable:
(a)	the Chargor may continue to exercise the voting rights, powers and other rights in respect of the Investments; and
(b)	all dividends or other income or distributions paid or payable in relation to any Investments must be paid to the Chargor,

PROVIDED THAT the Chargor’s rights and powers relating to any of the Investments shall not be exercised in any manner which would:

(i)	result in any variation of the rights attaching to, or conferred by, the Investments or any part thereof;
(ii)	effect an amendment to any provision of the constitution of the Irish Company;
(iii)	propose the liquidation, examinership, merger or split-up of the Irish Company;
(iv)	result in the Lender incurring any cost, expense or liability; or
(v)	in the opinion of the Lender, be inconsistent with, or prejudicial to, its security over the Investments or any part thereof.
6.2	At any time after the Security has become enforceable (and without any consent or authority on the part of the Chargor):
(a)	the Lender or its nominee may exercise or refrain from exercising:
(i)	any voting rights;

(ii)	any right to receive dividends or other income or distributions paid or payable in relation to any Investments; and
(iii)	any other powers or rights which may be exercised by the legal or beneficial owner of any Investment, any person who is the holder of any Investment or otherwise,

in each case, in the name of Chargor, the registered holder or otherwise and irrespective of any direction given by the Chargor;

(b)	the Chargor irrevocably appoints the Lender or its nominee as its proxy to exercise all voting rights in respect of those Shares that remain registered in the name of the Chargor; and
(c)	the Lender may date and/or otherwise complete any documentation deposited with it by the Chargor under clause 5.2.
6.3

The Chargor shall, if requested by the Lender, instruct any clearance system to transfer any Share held by it for or on behalf of the Chargor to an account of the Lender or its nominee with that clearance system.

6.4

The Chargor hereby irrevocably and unconditionally indemnifies and agrees to hold the Lender harmless against any loss or liability incurred by the Lender as a consequence of the Lender acting in respect of the Investments on the direction of the Chargor whether before or after the Security has become enforceable.

6.5	For the avoidance of doubt, the Lender is not obliged to:
(a)	perform or fulfil any obligation of the Chargor;
(b)	make any payment;
(c)	make any enquiry as to the nature or sufficiency of any payment received by it or the Chargor; or
(d)	present or file any claim or take any other action to collect or enforce the payment of any amount,

in respect of the Investments.

7.	Representations
7.1	General

The Chargor makes the representations and warranties set out in this clause 7 (Representations) to the Lender in accordance with clause 7.11 (Times when representations made).

7.2	Status
(a)	It has been duly incorporated as a company and is validly existing under the laws of the jurisdiction of its incorporation.
(b)	It has the power to own its properties and assets and to carry on its business as currently conducted.

7.3	Power and authority
(a)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, this Charge and the transactions contemplated hereby.
(b)	It has the power to create any security constituted or to be constituted hereby and to perform its obligations hereunder.
7.4	Binding obligations
(a)	The obligations expressed to be assumed by it under this Charge are legal, valid, binding and enforceable obligations.
(b)	Without limiting the generality of sub-clause (a) above, this Charge creates the security interests which it purports to create and those security interests are valid and effective.
7.5	Non-conflict with other obligations

The entry into and performance by it of its obligations under, and the transactions contemplated by, this Charge and the granting of the Security do not and shall not conflict with:

(a)	any law, rule or regulation to or by which it or any of its business, property or assets is subject or bound;
(b)	any judgment, order, injunction, determination, award or ruling of any court or arbitrator or any judicial, administrative or governmental authority to or by which it is subject or bound;
(c)	its constitution; or
(d)

any deed, agreement, franchise, concession, licence, treaty or other instrument to which it is a party or which may be binding upon it or which may materially affect its business or any of its properties or assets or constitute a default or termination event (however described) under any such agreement or instrument.

7.6	Validity and admissibility in evidence

All Authorisations required or desirable:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in this Charge;
(b)	to create the security contemplated hereby; and
(c)	to make this Charge admissible in evidence,

have been (or shall be within any prescribed period in the case of any registration or filing) obtained or effected and are in full force and effect and all necessary fees required in connection therewith have been (or, as the case may be, shall be) paid.

7.7	Ownership of Secured Assets

It is, and shall at all times during the Security Period be, the sole, lawful and beneficial owner of all of the Secured Assets charged, mortgaged or, as the case may be, assigned, by it hereunder, free from any encumbrance (other than an encumbrance permitted pursuant to clause 4.1).

7.8	Security

The Security has or shall have the ranking in priority which it is expressed to have in this Charge and it is not subject to any prior ranking or pari passu ranking security.

7.9	Insolvency

It has not taken any corporate action nor have any other steps been taken or legal proceedings been started or, to the best of its knowledge and belief, threatened against it for its winding-up, liquidation, examinership, dissolution or re-organisation or for the appointment of a receiver, Examiner, trustee or similar officer of any or all of its assets or revenues.

7.10	No claim
(a)	Save for any encumbrance permitted under clause 4.1, the Investments are duly authorised, validly issued and fully paid and are not subject to any claim, lien or option, or pre-emption rights.
(b)

The constitution of the Irish Company does not and could not restrict or inhibit any transfer of its shares on creation or enforcement of the security created over the Investments pursuant to this Charge and, to the extent that the Companies Act imposes any such restriction or inhibition, the constitution of the Irish Company provides otherwise.

7.11	Times when representations made

The representations and warranties of the Chargor set out in this clause 7 (Representations) are made on the date of this Charge, shall survive the execution of this Charge and shall be correct and complied with in all respects and at all times during the continuance of the Security Period as if repeated therein by reference to the then existing circumstances.

8.	Covenants
8.1	The Chargor hereby covenants with the Lender that at all times during the continuance of the Security Period, it shall:
(a)	comply with its obligations under or in respect of, and the requirements of any law relating to or affecting, the Secured Assets or use of them;
(b)	not take or allow the taking of any action on its behalf which may result in the rights attaching to any of the Investments being altered or further shares in the Irish Company being issued;
(c)	pay all calls and other payments due and payable in respect of the Shares and, if the Chargor fails to do so, the Lender may pay those calls or other payments on behalf of the Chargor;
(d)

comply with all requests for information which is within its knowledge and which are made under any law or by any listing or other authority or any similar provision contained in any constitution relating to any of its Investments;

(e)	if any Shares are in, or are converted into, uncertificated form, promptly notify the Lender and:
(i)	act on any instructions given by the Lender, and give such directions as the Lender may require in order to protect and preserve the Security; and
(ii)

transfer those Shares to an escrow account in respect of which it has named as escrow agent the Lender or any nominee or agent of the Lender notified to the Chargor or any other person approved in writing by the Lender;

(f)

ensure that the Shares are, and at all times remain, free from any restriction on transfer to the Lender or its nominee(s) or to any buyer from the Lender pursuant to the exercise of any rights or remedies of the Lender under or pursuant to this Charge without requiring the consent of the directors of the Irish Company or any other condition (including rights in relation to pre-emption) to be obtained or met;

(g)

notify the Lender immediately upon the appointment of any additional or replacement director or officer of the Irish Company and it shall provide the Lender with a letter of resignation and letter of authority in the form set out in Schedule 7 (Form of Director/Secretary Resignation Letter) immediately upon such appointment;

(h)	update and provide the Lender, at the Lender’s request, with a copy of the Chargor’s register of mortgages and charges; and
(i)	promptly, on becoming aware of the same, give the Lender notice in writing of:
(i)	any representation or warranty set out in this Charge that is incorrect or misleading in any material respect when made or deemed repeated; and
(ii)	any breach of any covenant set out in this Charge;
8.2

In the case of default by the Chargor in the performance of any of the covenants contained in clause 8.1 it shall be lawful for (but not obligatory upon) the Lender to do whatever may in the Lender’s opinion be necessary to make good such default, and all sums expended by the Lender in that regard shall be added to the monies hereby secured and bear interest accordingly.

9.	When Security Becomes Enforceable
9.1	On the occurrence of an Event of Default, the Security shall become immediately enforceable and the Secured Obligations shall be due and payable.
9.2

At any time after the Security has become enforceable the Lender may, in its absolute discretion, without notice to the Chargor, without the restrictions contained in the Act and at the times, in the manner and on the terms it thinks fit:

(a)	enforce all or any part of the Security;
(b)	take possession of and hold all or any part of the Secured Assets;
(c)	without first appointing a Receiver, exercise:
(i)	all the powers or rights which may be exercisable by the registered holder of the Investments including those set out at clause 6 (Exercise of Rights in respect of Shares);

(ii)	all or any of the powers and rights conferred on mortgagees by the Act as varied or extended by this Charge; and
(iii)	all the powers, authorities and discretions conferred by this Charge expressly or by implication on any Receiver or otherwise conferred by statute or common law on mortgagees or receivers; and/or
(d)

apply any dividends or other payments which may be received by the Lender or any nominee in respect of the Investments in repayment of the Secured Obligations by the Lender as though they were proceeds of sale.

9.3	Without prejudice to the generality of the foregoing and notwithstanding anything contained in this Charge:
(a)

the exercise by the Lender of the powers and rights conferred on it by virtue of the provisions of Chapter 3 of Part 10 of the Act shall not be subject to any restriction on such exercise contained in section 96(1)(c) of the Act;

(b)	the restrictions on taking possession of mortgaged property contained in section 97 of the Act shall not apply to this Charge; and
(c)

section 99(1) of the Act shall not apply to this Charge and any obligations imposed on mortgagees in possession or receivers by virtue of the application of section 99(1) shall not apply to the Lender, any Receiver or Delegate.

10.	Power of Sale
10.1	The restrictions on the power of sale contained in section 100 of the Act shall not apply to this Charge.
10.2	The notification requirement contained in section 103(2) of the Act shall not apply to this Charge.
10.3	Notwithstanding anything to the contrary contained in the Act, the Lender reserves the right to consolidate mortgage securities without restriction.
10.4	The Chargor shall not take any action under section 94 of the Act in respect of the Secured Assets, this Charge or the Secured Obligations.
11.	Appointment of Receiver
11.1	The Lender may appoint any person to be a Receiver of all or any part of the Secured Assets:
(a)	at any time after the Security has become enforceable; or
(b)	if requested by the Chargor,

in either case without notice to the Chargor.

11.2	Such an appointment shall be in writing as a deed or under the hand of any officer or manager or any other nominated person of the Lender.
11.3	The Lender may, except as otherwise required by statute, remove any such Receiver and appoint another in his place or appoint another person to act jointly with any such Receiver.

11.4

Such an appointment over part only of the Secured Assets shall not preclude the Lender from making any subsequent appointment of the same or another Receiver over any part of the Secured Assets over which an appointment has not been previously made.

11.5	Where more than one Receiver is appointed they shall have the power to act severally unless the Lender shall in the appointment specify to the contrary.
11.6

A Receiver shall be deemed at all times and for all purposes to be the agent of the Chargor in respect of which he is appointed and the Chargor shall be solely responsible for his acts or defaults and for the payment of his remuneration and the Receiver shall at no time act as agent for the Lender.

11.7

Neither the Lender nor any Receiver shall be liable to account as a mortgagee in possession in respect of all or any part of the Secured Assets or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever in connection with all or any part of the Secured Assets to which a mortgagee in possession might as such be liable.

11.8	The restrictions contained in section 108(1) of the Act shall not apply to this Charge.
12.	Powers of Receiver
12.1

A Receiver shall have all the powers conferred from time to time on receivers by statute and in the case of the powers conferred by the Act without the restrictions contained in the Act and, in addition, power on behalf and at the cost of the Chargor (notwithstanding liquidation of the Chargor) to do or omit to do anything which the Chargor could do or omit to do in relation to the Secured Assets.

12.2	In particular (but without limitation) a Receiver shall have the power to do all or any of the following:
(a)	take possession of, collect and get in all or any of the Secured Assets;
(b)

sell (including by public auction or private contract), exchange, convert into money, realise, transfer, assign or dispose of, or deal with, all or any part of the Secured Assets or concur in so doing in such manner for such consideration and generally on such terms and conditions as he may think fit (including conditions excluding or restricting the personal liability of the Receiver or the Lender) with full power to transfer or deal with such Secured Assets in the name and on behalf of the Chargor or otherwise and so that the covenants and contractual obligations may be granted and assumed in the name of and so as to bind the Chargor if he shall consider it necessary or expedient so to do; any such sale, exchange or transfer may be for cash, debentures or other obligations, shares, stock, securities or other valuable consideration and be payable immediately or by instalments spread over such period as he shall think fit and so that any consideration received or receivable shall ipso facto forthwith be and become charged with the payment of all Secured Obligations;

(c)

raise or borrow any money from, or incur any other liability to, the Lender or others on such terms with or without security as he may think fit and so that any such security may be or include an encumbrance on the whole or any part of the Secured Assets ranking in priority to the Security or otherwise;

(d)	transfer all or any part of the Secured Assets to any other company or body corporate, whether or not formed or acquired for that purpose;

(e)	exercise in respect of the Investments all voting or other powers or rights available to a registered holder thereof in such manner as he may think fit;
(f)

settle, adjust, arrange, compromise and submit to arbitration any accounts, claims, questions or disputes whatsoever which may arise in connection with the Secured Assets or in any way relating to the Security and bring, take, defend, compromise, submit to and discontinue any actions, suits, arbitrations or proceedings (including proceedings for the winding up of the Chargor) whatsoever whether civil or criminal in relation to the matters aforesaid,

(g)

enter into, complete, disclaim, compromise, abandon or disregard, determine or rectify all or any contracts or arrangements in any way relating to or affecting the Secured Assets and allow time for payment of any debts either with or without security as he shall think expedient;

(h)

redeem any prior encumbrance and settle and agree the accounts of the encumbrancer; any accounts so settled and agreed shall (subject to any manifest error) be conclusive and binding on the Chargor and the money so paid shall be deemed an expense properly incurred by the Receiver;

(i)

delegate to any person or persons or company or fluctuating body of persons all or any of the powers exercisable by the Receiver under this Charge and/or the Act (without the restrictions contained in the Act);

(j)	generally, at his option, use the name of the Chargor and/or the Chargor’s common seal in the exercise of all or any of the powers hereby conferred;
(k)	exercise, or permit the Chargor or any nominees of the Chargor to exercise, any powers or rights incidental to the ownership of the Secured Assets in such manner as he may think fit;
(l)	take any and all steps or other action (including legal proceedings) for the purposes of enforcing, protecting or preserving any contractual rights forming part of the Secured Assets;
(m)

to the extent permitted by law, and without prejudice to any other right or power conferred on him by this Charge, exercise all or any of the rights and powers conferred on statutory receivers under Schedule 1 of the National Asset Management Agency Act 2009 (as if references therein to NAMA were references to the Lender); and

(n)

sign any document, execute any deed and do all such other acts and things as may be considered by him to be incidental or conducive to any of the matters or powers aforesaid or to the realisation of the Security and use the name of the Chargor for all the above purposes.

12.3

Section 108(7) of the Act shall not apply to the commission and/or remuneration of a Receiver appointed pursuant to this Charge.  A Receiver shall be entitled to remuneration at a rate to be fixed by agreement between him and the Lender (or, failing such agreement, to be fixed by the Lender).

13.	Delegation of Powers of the Lender

The Lender may, at any time and from time to time, delegate by power of attorney or in any other manner (including under the hand of any officer of the Lender) to any person or persons or company or fluctuating body of persons all or any of the powers, authorities and discretions which are, for the time being, exercisable by the Lender under this Charge and any such delegation may be made upon such terms and conditions (including power to sub-delegate) and subject to such regulations as the Lender may think fit, and the Lender shall not be in any way liable or responsible to the Chargor for any loss or damage arising from any act, default, omission, or misconduct on the part of any Delegate (or sub-delegate).

14.	Liability of the Lender in Possession
14.1	If the Lender or any Receiver or Delegate appointed by the Lender shall enter into possession of the Secured Assets, the Lender may, from time to time at pleasure, go out of such possession.
14.2

The Lender shall not, in any circumstances either by reason of any entry by it into, or taking by it of possession of, the Secured Assets or for any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever, be liable to account to the Chargor for anything except the Lender’s own actual receipts or be liable to the Chargor for any loss or damage arising from any realisation by the Lender of the Secured Assets or from any act, default or omission of the Lender in relation to the Secured Assets or from any exercise or non-exercise by the Lender of any power, authority or discretion conferred upon it in relation to the Secured Assets by or pursuant to this Charge or by the Act unless such loss or damage shall be caused by the Lender’s own fraud or gross negligence.

14.3

All the provisions of clause 14.2 shall apply in respect of the liability of any Receiver of the Secured Assets or Delegate in all respects as though every reference in clause 14.2 to the Lender were instead a reference to such Receiver or Delegate (as the case may be).

14.4

The Chargor shall indemnify the Lender and every Receiver and Delegate against all actions, claims, demands, losses, expenses or liabilities of whatever nature now or hereafter incurred by them or by any officer, agent or employee for whose liability act or omission they or any of them may be answerable for anything done or omitted in the exercise or purported exercise of the powers contained in this Charge or occasioned by any breach by the Chargor of any of its covenants or other obligations to the Lender unless such loss or damage shall be caused by the Lender’s, or the Receiver’s or Delegate’s own fraud or wilful neglect or gross negligence.

15.	Application of Monies
15.1

All monies arising from the exercise of the powers of enforcement of the Security shall be applied, after the discharge of all sums, obligations and liabilities having priority thereto, in the following manner and order:

(a)	in or towards payment of all costs, charges and expenses of, and incidental to, the appointment of any Receiver hereunder and his remuneration;
(b)

in payment and discharge of any liabilities incurred or payable by the Receiver, whether on his own account or on behalf of the Chargor, in the exercise of any of the powers of the Receiver including the costs of realisation of the Secured Assets in respect of which he was appointed;

(c)	in or towards payment of all such costs, charges, losses expenses and other sums as are mentioned in clause 26 (Costs and Expenses) and interest thereon;
(d)	in or towards payment or discharge of the Secured Obligations in such order as the Lender in its absolute discretion may from time to time determine; and
(e)	in payment of any surplus to the Chargor or other persons entitled thereto.

15.2

All monies from time to time received by the Lender from the Chargor, or any person or persons or company liable to pay the same, or from any Receiver or otherwise on the realisation or enforcement of the Security may be applied by the Lender either as a whole or in such proportions as the Lender shall think fit to any account or item of account or any transaction to which the same may be applicable.

15.3

The provisions of clause 15.1 shall take effect as and by way of variation to the provisions of sections 106(3), 107 and 109 of the Act which provisions as so varied and extended shall be deemed incorporated herein and as regards section 109 as if they related to a receiver of the Secured Assets and not merely a receiver of the income thereof.

16.	Protection of Buyers
16.1

No buyer, mortgagor, mortgagee or other person or company dealing with a Receiver, the Lender or a Delegate shall be concerned to enquire whether the Security has become enforceable or whether any power exercised or purported to be exercised by him or it has become exercisable or whether any money is due on the Security or as to the propriety or regularity of any sale by or other dealing with such Receiver, the Lender or such Delegate but any such sale or dealing shall be deemed to be within the powers hereby conferred and to be valid and effectual accordingly and all the protection to buyers contained in sections 104, 105 and 106(1) of the Act shall apply to any person purchasing from or dealing with a Receiver, the Lender or a Delegate.

16.2

The receipt of the Lender, any Receiver or Delegate shall be an absolute and conclusive discharge to a buyer and shall relieve him of any obligation to see to the application of any monies paid to or by the direction of the Lender, any Receiver or Delegate.

16.3

In this clause 16 (Protection of Buyers) “buyer” includes any person acquiring for money or money’s worth, any encumbrance over, or any other interest or right whatsoever in relation to, the Secured Assets.

17.	Power of Attorney
17.1

The Chargor hereby by way of security for the performance of its obligations under this Charge irrevocably appoints the Lender, any Receiver and any Delegate and each of them jointly and also severally to be the attorney of the Chargor (with full powers of substitution and delegation) and in its name or otherwise and on its behalf and as its act and deed and at its own cost:

(a)	to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which the Chargor may or ought to do under the covenants and provisions contained in this Charge;
(b)

generally in its name and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Charge or by any statute or common law on the Lender or any Receiver or which may be required or which the Lender or any Receiver shall deem fit for carrying any sale, charge, mortgage, transfer, assignment, realisation or dealing by the Lender or by any Receiver into effect or for giving to the Lender or any Receiver the full benefit of these presents; and

(c)	generally to use the name of the Chargor in the exercise of all or any of the powers, authorities or discretions conferred on the Lender or any Receiver.
17.2	The Chargor hereby ratifies and confirms and agrees to ratify and confirm whatsoever any such attorney shall do or purport to do by virtue of this clause 17 (Power of Attorney) and all money expended by any such attorney shall be deemed to be expenses incurred by the Lender hereunder.
17.3

The Lender or any Receiver or Delegate (as the case may be) shall, in connection with the exercise of the said power of attorney, be the agent of the Chargor and the Chargor shall be solely responsible for the acts and defaults of that person and liable on any contracts or engagements made or entered into by it except that the Chargor shall not be in any way responsible for any fraud, gross negligence or wilful default by that person.

18.	Continuing Security
18.1	The Security:
(a)

shall be a continuing security for the Secured Obligations and shall not be considered as satisfied or discharged by any intermediate payment or settlement of the whole or any part of the Secured Obligations;

(b)

is in addition to, and shall not merge with, or otherwise prejudice or affect, any contractual or other right or remedy or any guarantee, lien, pledge, encumbrance, bill, note, mortgage or other security (whether created by the deposit of documents or otherwise) now or hereafter held by, or available to, the Lender for or in respect of the Secured Obligations or any other obligations whatsoever; and

(c)

shall not be in any way prejudiced or affected by any act, omission, matter or thing which, but for this clause 18.1(c), would reduce, release or prejudice any of its obligations under this Charge including:

(i)	any time, waiver, consent, indulgence or concession granted to, or composition with, the Chargor or any other person;
(ii)

the exchange, variation or release of, or refusal or neglect to perfect or enforce, the Security or any rights which the Lender may now or hereafter have or any failure to realise the full value of any of the Secured Assets;

(iii)	any incapacity or lack of power, authority or legal personality of, or dissolution or change in the members or status or constitution of, the Chargor or any other person;
(iv)

any amendment, extension, restatement (in each case, however fundamental and whatsoever nature) or replacement of any document or security including any change in the purpose of, any extension of, or any increase in, any facility or the addition of any new facility under any document or security;

(v)	any unenforceability, illegality or invalidity of:
(A)	the Secured Obligations; and
(B)	any security, guarantee, indemnity, remedy or other right held by, or available to, the Lender;
(vi)	any insolvency or similar proceedings; or
(vii)	any act, event or omission which, but for this clause 18.1(c) would or might have discharged, or otherwise prejudiced or affected, the liability of the Chargor.

18.2	Until the Security has been released in accordance with the terms of this Charge, the Chargor:
(a)	waives all rights of subrogation and indemnity against the Irish Company;
(b)

waives any right it might have to require the Lender to enforce any security or other right, or claim any payment from, or otherwise proceed against, any other person before enforcing this Charge against the Chargor; and

(c)	agrees not to:
(i)	demand or accept or to negotiate, assign, charge or otherwise dispose of any monies, obligations or liabilities now or hereafter due or owing to it by the Irish Company;
(ii)	take any step to enforce any right against the Irish Company for the same;
(iii)	claim any set-off or counter claim against the Irish Company or the Lender;
(iv)	claim or prove in competition with the Lender in the insolvency, bankruptcy or liquidation, examination or administration of the Irish Company; or
(v)	have the benefit of, or share in, any payment or composition from the same or in any other security now or hereafter held by the Lender for any monies, obligations or liabilities of the Irish Company.

If the Chargor acts in breach of this clause, anything so received and any benefit derived directly or indirectly by it therefrom shall be held in trust for the Lender as a continuing security for the Secured Obligations.

19.	Avoidance of Payments
19.1

Any release, discharge or settlement between the Chargor and the Lender shall be conditional upon no security, disposition or payment to the Lender by the Chargor or any other person being void, set aside or ordered to be refunded pursuant to any enactment of law relating to bankruptcy, liquidation, administration, examinership or insolvency or for any other reason whatsoever, and if such condition shall not be fulfilled, the Lender shall be entitled to enforce this Charge subsequently to the full extent of the Secured Obligations as if such release, discharge or settlement had not occurred and any such payment had not been made.

19.2

The Lender may, in its absolute discretion, retain the Security for a period of one week plus such statutory period within which such security, disposition or payment can be avoided, set aside or ordered to be refunded after the Secured Obligations have been paid or discharged in full, notwithstanding any release, discharge or settlement given or made by the Lender on, or as a consequence of, such termination of liability.

20.	Proviso for Redemption
20.1

Subject to clause 19 (Avoidance of Payments), at the end of the Security Period, at the request and expense of the Chargor, the Lender shall (but subject to the rights and claims of any person having prior rights thereto) reassign the property and assets assigned to the Lender by or pursuant to this Charge and release or otherwise discharge the Security.

20.2	Forthwith upon the release of this Charge pursuant to clause 20.1, the Lender shall deliver to the Chargor those documents (or such relevant documents) deposited with the Lender under this Charge.

21.	Set-Off
21.1

Without prejudice to any other right of set-off or of combining accounts or any similar right to which the Lender may be entitled at law or in equity and, without prejudice to anything else herein contained, the Lender shall be entitled at any time without prior notice to the Chargor to:

(a)

set-off any obligation due, owing or incurred by the Chargor to the Lender whether actually or contingently against any obligation (whether or not matured) owed by the Lender to the Chargor regardless of place of payment, booking or branch;

(b)	debit any account of the Chargor (whether sole or joint) with the Lender or any of its offices anywhere with all or any part of the Secured Obligations from time to time; and/or
(c)	combine or consolidate all or any accounts of the Chargor (whether sole or joint) with the Lender,

in all cases in whatever currency or currencies and whether or not any period, of any deposit or by reference to which interest thereon is calculated, has expired.

21.2	For these purposes the Lender shall be entitled:
(a)	to make any currency conversions or effect any transaction in currencies which it thinks fit, and to do so at such times and rates it thinks proper;
(b)	to break or determine the balance on any account in whole or in part (and any costs in connection with such breaking or determination shall form part of the Secured Obligations); and
(c)	to effect any transfers between, or entries on, any of the Chargor’s accounts which the Lender considers proper.
22.	Subsequent Charges and New Accounts

If the Lender shall at any time receive or be deemed to have received notice of any subsequent mortgage, charge or interest affecting the Secured Assets or any assignment or transfer thereof which is prohibited by the terms of this Charge:

(a)	the Lender may open a new account or accounts for the Chargor in its books; and
(b)

if the Lender does not in fact open such new account, then unless it gives express written notice to the Chargor to the contrary, the Lender shall be treated as if it had in fact opened such account or accounts at the time when it received or was deemed to have received such notice, and as from such time and when such express written notice shall be given to the Chargor, all payments by or on behalf of the Chargor to the Lender shall be credited or treated as having been credited to such new account or accounts and not as having been applied in reduction of the Secured Obligations at such time.

23.	Suspense Account
23.1	All monies received by the Lender, a Receiver or Delegate under this Charge:
(a)	may, at the discretion of the Lender, Receiver or Delegate (as the case may be), be credited to an interest-bearing suspense account;
(b)	may be held in that account for such period as the Lender, Receiver or Delegate (as the case may be) thinks fit.
23.2

If the Security is enforced at a time when no amount is due to the Lender but at a time when amounts may or shall become due, the Lender (or Receiver or Delegate) may pay the proceeds of any recoveries effected by it into such number of interest-bearing suspense accounts as it considers appropriate.

24.	Currency Indemnity
24.1

If any sum due from the Chargor under this Charge or any order or judgment given or made in relation hereto has to be converted from the currency (the “first currency”) in which the same is payable hereunder or under such order or judgment into another currency (the “second currency”) for the purpose of:

(a)	making or filing a claim or proof against the Chargor;
(b)	obtaining or enforcing an order or judgment in any court or other tribunal; or
(c)	applying the same in satisfaction of any part of the Secured Obligations,

the Chargor agrees to indemnify and hold harmless the Lender from and against any loss suffered as a result of any discrepancy arising out of the conversion including:

(i)	the rate of exchange used to convert the sum in question from the first currency into the second currency; and
(ii)

the rate or rates of exchange at which the Lender is able to purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof or for application in satisfaction of the Secured Obligations.

24.2

The rate or rates of exchange referred to in clause 24.1 shall be determined by the Lender in accordance with applicable market practice and the Lender’s certificate as to the amount of any such rate shall be conclusive, save in the case of manifest error.

25.	Certificate of the Lender Conclusive

A certificate signed by an officer of the Lender as to the amount at any time hereby secured or as to any applicable rate of interest shall, as against the Chargor, be conclusive evidence as to the amount thereof.

26.	Costs And Expenses
26.1	All costs and expenses (including any tax liability and any legal costs and, in each case, value added tax) incurred by the Lender or, as the case may be, any Receiver or Delegate:
(a)	in the negotiation, preparation and execution of this Charge and the completion of the transactions contemplated herein;
(b)

in the exercise of any of the rights, remedies and powers conferred on the Lender or, as the case may be, any Receiver or Delegate, by this Charge or in the perfection or enforcement of any other security for or guarantee in respect of the Secured Obligations or in connection with any proceedings instituted by or against the Lender in relation to the title to the whole or any part of the Secured Assets; and

(c)	as a consequence of holding the Security or any claims or proceedings in relation thereto or to any of the Secured Assets,

shall be reimbursed by the Chargor to the Lender on demand on a full indemnity basis.

26.2

The Chargor shall pay all stamp, registration and other taxes to which this Charge or any judgment in connection herewith is, or at any time may be, subject and shall indemnify the Lender against any liabilities, costs, claims and expenses resulting from any failure to pay or delay in paying such tax.

26.3	The cost of the Chargor complying with any of its obligations under this Charge (including its obligations under clause 5 (Perfection of Security and Further Assurance)) shall be borne by the Chargor.
27.	Payments Free Of Deduction

All payments to be made under this Charge shall be made free and clear of any deduction for, or on account of, tax unless the Chargor is required to make such payment subject to the deduction or withholding of tax, in which case the sum payable by the Chargor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Lender receives and retains (free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

28.	Financial Collateral
28.1	To the extent that:
(a)	all or any part of the assets mortgaged, charged or otherwise secured under this Charge constitute “financial collateral”; and
(b)	this Charge and the obligations of the Chargor under this Charge constitute a “security financial collateral arrangement”,

in each case for the purpose of, and as defined in, the European Communities (Financial Collateral Arrangements) Regulations 2010 (SI No 626 of 2010) (the “Regulations”), the Lender shall have the right after the Security has become enforceable to appropriate all or any part of that financial collateral in or towards the satisfaction of the Secured Obligations.

28.2

For the purpose of clause 28.1 above, the parties agree that the value of the financial collateral so appropriated shall be the market value of that financial collateral determined reasonably by the Lender by reference to a public index or by such other process as the Lender may select, including independent valuation.  The parties further agree that the method of valuation provided for in this Charge shall constitute a commercially reasonable method of valuation for the purposes of the Regulations.

29.	Severability

If at any time any one or more of the provisions of this Charge (or part of a provision of this Charge) is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability;

(a)	in that jurisdiction of any other provision of this Charge (including the remainder of a provision, where only part thereof is or has become illegal, invalid or unenforceable); or
(b)	under the law of any other jurisdiction of that or any other provision of this Charge.
30.	Assignment
30.1

This Charge shall be binding upon and inure to the benefit of each of the parties and their respective successors, permitted assigns and permitted transferees and references in this Charge to any of them shall be construed accordingly.

30.2

Neither party may assign or otherwise transfer, or purport to assign or otherwise transfer, its respective right, title, benefit or interest to, in or under this Charge without the prior written consent of the other party.

31.	Variations, Waivers and Remedies
31.1	A variation of this Charge is valid only if it is in writing and executed by or on behalf of each party.
31.2

A waiver of any right or remedy under this Charge or by law, or any consent given under this Charge, shall only be effective if given in writing by the waiving or consenting party and shall not be deemed a waiver of any other breach or default.

31.3

No failure on the part of the Lender to exercise, nor any delay in exercising any right, remedy, power or privilege under this Charge or any other document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

31.4	The rights, remedies, powers and privileges under this Charge are cumulative and not exclusive of any such right, remedy, power or privilege that may otherwise be available to the Lender.
32.	The Lender’s Discretion

Any liberty or power which may be exercised or any determination which may be made hereunder by the Lender or any Receiver or Delegate may be exercised or made in its or his absolute or unfettered discretion without any obligation to give reasons therefore.

33.	Safe Custody of Documents
33.1	The Lender hereby undertakes with the Chargor for the safe custody of such of the documents of title relating to the Secured Assets of which it retains possession or control.
33.2	The Chargor agrees that in the event of the loss or destruction of, or injury to, the documents of title relating to the Secured Assets, the Lender shall have no liability to the Chargor:
(a)	if the loss, destruction or injury occurred:
(i)	prior to actual receipt of the documents of title in question by the Lender from the Chargor or the Chargor’s solicitor, or
(ii)	after the documents of title in question have been given by the Lender to some other person at the written request of the Chargor and before the documents have been received back by the Lender; or
(b)	for any damages suffered by the Chargor as a result of the loss or destruction of, or injury to, the documents of title in question where such damages:
(i)	do not directly and naturally result from such loss, destruction or injury, or
(ii)	relate to loss of profit or expected profit from the Chargor’s business or from the development of the Secured Assets.
33.3	This clause 33 shall be regarded as an undertaking for safe custody of documents of title given under section 84 of the Act.
34.	No Partnership

No provision of this Charge creates a partnership between the parties or makes a party the agent of the other party for any purpose.

35.	Entire Agreement

This Charge and the documents referred to herein together constitute the entire agreement and understanding of the parties and supersede any previous agreement, statement, representation, warranty, understanding, undertaking, promise, assurance, usage or course of dealing between the parties relating to the subject matter of this Charge.

36.	Notices
36.1

Any notice or other communication to be given under or for the purposes of this Charge shall be in writing and shall be treated as properly served or given if hand delivered or sent by registered post or email to the relevant person at the address or email address identified below or such other address or email address as that person has designated in writing from time to time to the person giving the notice:

(a)	the Lender as follows:

Address:	4700 Wilshire Blvd. Los Angeles, CA 90010
Email:	________________________

Attention:	Richard Ressler c/o Orchard Capital Corporation
(b)	the Chargor:

Address:	Presbia USA, Inc. 8845 Irvine Center Drive Suite 100 Irvine, CA 92618
Email:	_________________________
Attention:	Mark Yung
36.2	Any such notice or other communication shall be deemed to have been received by the recipient:
(a)	in the case of a letter which is hand delivered, when actually delivered;
(b)	in the case of a letter which is sent by registered post, on the second business day after posting (or on actual receipt, if earlier); or
(c)	in the case of transmission by email, at the time of transmission,

provided that any notice or other communication given as described in clause 36.2(a) or clause 36.2(c) on a day that is not a business day or after normal business hours, in the place it is received, shall be deemed to have been received on the next business day.

36.3

Any communication or document to be made or delivered to the Lender shall be effective only when received by the Lender and then only if the same is expressly marked for the attention of the department and officer referred to above (or such other department and officer as the Lender may from time to time specify for this purpose).

36.4

Each person making a communication under this Charge by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant to this Charge but the absence of such confirmation shall not affect the validity of any such communication.

37.	Counterparts

This Charge may be executed in any number of counterparts and by the different parties to this Charge on separate counterparts, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

38.	Governing Law and Jurisdiction
38.1	This Charge and all non-contractual obligations arising out of or in connection with it shall be governed by the laws of Ireland.
38.2

The courts of Ireland have exclusive jurisdiction to settle any dispute arising out of or in connection with this Charge (including a dispute regarding the existence, validity or termination of this Charge) (a “Dispute”).

38.3	The parties agree that the courts of Ireland are the most appropriate and convenient courts to settle Disputes and accordingly no party shall argue to the contrary.
38.4	Without prejudice to any other mode of service allowed under any relevant law, the Chargor:
(a)

irrevocably authorises and appoints Presbia PLC as its agent for service of process in relation to any proceedings before the Irish courts in connection with this Charge and service on such appointee shall be deemed to be service on the Chargor; and

(b)	agrees that failure by its agent for service of process to notify the Chargor of the process shall not invalidate the proceedings concerned.
38.5

If any person appointed as an agent for service of process under clause 39.5 is unable for any reason to act as agent for service of process, the Chargor must immediately (and in any event within five days of such event taking place) appoint another agent on terms acceptable to the Lender.  Failing this, the Lender may appoint another agent for this purpose.

SCHEDULE 1
(Shares)

Name of Irish Company	Issued Share Capital	Class of Shares Held	Number of Shares Held
Presbia Ireland, Limited	2 Ordinary Shares of US$1.00 each	Ordinary Shares of US$1.00 each	2 Ordinary Shares of US$1.00 each

SCHEDULE 2
Form of Transfer Instrument

TO BE PRINTED BACK TO BACK

STOCK TRANSFER FORM		Certificate lodged with Registrar (For Completion by Registrar/ Stock Exchange)
Consideration Money
Name of Undertaking
Description of Security
Number or amount of Shares Stock or other security and in figures column only number and denomination of units if any.	Words	Figures
( units of )

Name(s) of registered holder(s) should be given in full: the address should be given where there is only one holder.

If the transfer is not made by registered holder(s) insert also the name(s) and capacity (e.g. (Executor(s)), of the person(s) making the transfer

In the name(s) of
Delete words in italics except for Stock Exchange transactions	I/We hereby transfer the above security out of the name(s) aforesaid to the person(s) named below or to the several person named in Parts 2 of Brokers Transfer Forms relating to the above security:	Stamp of Selling Broker(s) or, for transactions which are not stock exchange transactions, of Agent(s), if any, acting for the Transferor(s).
Signature(s) of transferor(s):
1. _________________________	3. __________________________	Date __________________
2. _________________________	4. __________________________
A body corporate should execute this transfer under its common seal or otherwise in accordance with applicable statutory requirements
Full name(s) full postal address(es) (including County or if applicable Postal District number) of person(s) to whom the security is transferred.
Please state title, if any, or whether Mr., Mrs or Miss.
Please complete in type or in Block Capitals
I/ We request that such entries be made in the register as are necessary to give effect to this transfer
Stamp of Buying Broker(s) (if any)	Stamp or name and address of person lodging this form (if other than the Buying Broker(s))
Reference to the Registrar in this form means the registrar or registration agent of the undertaking, not the Registrar of Companies.

Please indicate, by ticking the appropriate box in the right hand column, which description applies to this transfer:
FORM OF CERTIFICATE REQUIRED TO AVAIL OF STAMP DUTY EXEMPTION
I/We hereby certify that:

(a)(in the case of a transfer on sale) the transaction effected by this instrument does not form part of a larger transaction or of a series of transactions in respect of which the amount or value, or the aggregate amount or value, of the consideration which is attributable to stocks or marketable securities exceeds €1,000.

☐

(b)(in the case of a transfer operating as a voluntary disposition inter vivos) the transaction effected by this instrument does not form part of a larger transaction or of a series of transactions in respect of which the value, or the aggregate value, of the stocks or marketable securities concerned exceeds €1,000.

☐
2.FORM OF CERTIFICATE APPROPRIATE WHERE TRANSFER IS NOT CHARGEABLE WITH STAMP DUTY
I/We hereby certify that the transaction affected by this instrument falls within the description (if any) indicated below:
(a)a transfer vesting the property in trustees on the appointment of a new trustee of a pre-existing trust, or on the retirement of a trustee.			☐

(b)*a transfer, where no beneficial interest in the property passes (i) to a mere nominee of the transferor, (ii) from a mere nominee of the transferee to the transferee or (iii) from one nominee to another nominee of the same beneficial owner.

☐
(c)*a transfer by way of security for a loan; or a re-transfer to the original transferor on repayment of a loan.			☐
(d)a transfer to a residuary legatee of shares, etc., which forms part of the residue divisible under a will.			☐
(e)a transfer to a beneficiary under a will of a specific legacy of shares, etc.			☐
(f)a transfer of shares, etc., being the property of a person dying intestate, to the persons or person entitled thereto.			☐

(g)a transfer to a beneficiary under a settlement on distribution of the trust funds, of shares, etc., forming the share, or part of the share, of those funds to which the beneficiary is entitled in accordance with the terms of the settlement.

☐

(h)a transfer by the liquidator of a company of shares, etc., forming part of the assets of the company, to which the transferee is entitled in satisfaction or part satisfaction of his or her rights as a shareholder of the company.

☐
(i)*(otherwise than above) a transfer on any occasion, not being a transfer on sale or a transfer chargeable as if it were a transfer on sale.			☐
Signature †
*Here set out concisely the facts explaining the transaction in a case falling within 2 (b) (c) or (i).
…………………………………………………………………………………………………… Date………………………………20
† Transferors	……………………………… ………………………………	† Transferees:	…………………………………… …………………………………… ……………………………………
Signature:	………………………………	Signature:	……………………………………
Description:	………………………………	Description:	……………………………………

†Note:- The certificate at 1 (a) or (b) above must be signed by the transferee(s).  The certificate at 2 above should be signed by the transferor(s) or the transferee(s), provided that the signator(y/ies) should have full knowledge of the relevant facts.

SCHEDULE 3
Form of Shareholder’s Letter of Authority

To:Richard Ressler, as LenderDate: [  •  ]

Dear Sirs

Presbia Ireland, Limited (the “Irish Company”)

We hereby unconditionally and irrevocably authorise you to date and otherwise complete the following documents deposited by ourselves with yourselves in respect of our shares in the Irish Company pursuant to the charge dated today (the “Charge”) between ourselves and yourselves, as and when you become entitled to date and complete the same pursuant to the terms of the Charge:

(a)	share transfer form;
(b)	irrevocable proxy;
(c)	irrevocable appointment; and
(d)	dividend mandate.

Yours faithfully

_________________

For and on behalf of

and duly authorised by

Presbia USA, Inc

SCHEDULE 4
Form of Irrevocable Proxy

We hereby irrevocably appoint Richard Ressler as our proxy to vote at meetings of the shareholders of Presbia Ireland, Limited (the “Irish Company”) in respect of any existing or further shares in the Irish Company which may have been or may from time to time be issued to us and/or registered in our name.  This proxy is irrevocable by reason of being coupled with the interest of Richard Ressler under a charge with respect to the aforesaid shares.

For and on behalf of

and duly authorised by

Presbia USA, Inc.

Dated: [should be left undated by Chargor]

SCHEDULE 5
Form of Irrevocable Appointment

We hereby irrevocably appoint Richard Ressler as our duly authorised representative to sign resolutions in writing of Presbia Ireland, Limited (the “Irish Company”) in respect of any existing or further shares in the Irish Company which may have been or may from time to time be issued to us and/or registered in our names.

For and on behalf of

and duly authorised by

Presbia USA, Inc.

Dated: [should be left undated by Chargor ]

SCHEDULE 6
Form of Dividend Mandate

From:Presbia USA, Inc. (the “Chargor”)

To:The Secretary

Presbia Ireland, Limited

Date:[should be left undated by Chargor]

Dear Sir/Madam

We refer to:

(a)	[ • ] shares of [ • ] each (the “Shares”) in the capital of Presbia Ireland, Limited (the “Irish Company”), of which we are the registered holder; and
(b)	a charge dated [ • ] from the Chargor in favour of Richard Ressler (the “Lender”) (the “Charge”) pursuant to which we have created security over the Shares in favour of the Lender.

We hereby request that:

(i)	you forward to the Lender, until further written notice by the Lender, all cash dividends that may become from time to time payable on the Shares; and
(ii)

you act in accordance with paragraph (i) and the request therein without requiring further evidence of the identity of the Lender, the security having become enforceable, the number of the Shares in respect of which the Lender is entitled under the Charge to receive dividends or any other matter relating to compliance with, or entitlement under, the Charge.

This request is irrevocable.  Compliance with this request shall be a good discharge to the Irish Company.

Yours faithfully

__________________

Authorised Signatory

For and on behalf of Presbia USA, Inc.

SCHEDULE 7
Form of Director/Secretary Resignation Letter

Part 1

Director/Secretary Resignation Letter

To:The Secretary and DirectorsDate: [should be left undated by director/Secretary]

Presbia Ireland, Limited

Dear Sirs

I resign as a director/Secretary of Presbia Ireland, Limited and confirm that I have no right to compensation or claims against Presbia Ireland, Limited for loss of office, arrears of pay or otherwise howsoever.

Signed and delivered as a deed by [insert name of director/Secretary] in the presence of:	____________________________________
Signature of Witness	____________________________________
Name of Witness	____________________________________
Address of Witness	____________________________________
____________________________________
Occupation of Witness	____________________________________

Part 2

Form of Letter of Authority

To:Richard ResslerDate: [  •  ]

Attention: [  •  ] as Lender

Dear Sirs

Presbia Ireland, Limited (the “Irish Company”)

I hereby unconditionally and irrevocably authorise you to date and otherwise complete the director/Secretary letter of resignation deposited by me with yourselves pursuant to the charge dated today (the “Charge”) between Presbia USA, Inc. and yourselves, as and when you become entitled to date and complete the same pursuant to the terms of the Charge.

Signed and delivered as a deed by [insert name of director/Secretary] in the presence of:	____________________________________
Signature of Witness	____________________________________
Name of Witness	____________________________________
Address of Witness	____________________________________
____________________________________
Occupation of Witness	____________________________________

EXECUTION PAGE

IN WITNESS whereof the parties have executed and delivered this Charge as a deed on the date first written above.

THE CHARGOR

PRESBIA USA, INC.

Signed by:	/s/ Mark Yung
Signature of Witness	/s/ Richard Fogarty
Name of Witness	Richard Fogarty
Address of Witness

Occupation of Witness	Chief Accounting Officer

THE LENDER

Signed by: for and on behalf of RICHARD RESSLER in the presence of:	/s/ Richard Ressler
Signature of Witness	/s/ Mark Yung
Name of Witness	Mark Yung
Address of Witness

Occupation of Witness	Chief Executive Officer